UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

 Filed by the Registrant                                          Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))
☐	Definitive Proxy Statement
Definitive Additional Materials
☐	Soliciting Material under §.240.14a-12

RENT-A-CENTER, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Your Vote Counts! RENT-A-CENTER, INC. 2021 Annual Meeting of Stockholders Vote by June 7, 2021 11:59 PM ET. For shares held in a Plan, vote by June 2, 2021 11:59 PM CT. RENT-A-CENTER, INC. 5501 HEADQUARTERS DRIVE PLANO, TX 75024 D49545-P48117 You invested in RENT-A-CENTER, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2021 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) upon request. Please submit such request on or before May 25, 2021 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 8, 2021 8:00 a.m., Central Time Virtually at: www.virtualshareholdermeeting.com/RCII2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D49546-P48117 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect or re-elect the two Class III directors nominated by the Board of Directors: 1a. Glenn Marino For 1b. B.C. Silver For 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021 For 3. To approve, by non-binding vote, compensation of the named executive officers for the year ended December 31, 2020 For 4. To approve the Rent-A-Center, Inc. 2021 Long-Term Incentive Plan For 5. To approve amendments to the Company’s Certificate of Incorporation to declassify the Board of Directors For NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.